EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arkanova Energy Corporation (the “Company”) hereby certifies, to such officer’s knowledge, that:

(1)      the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated February 14, 2008

By:	/s/ Pierre Mulacek
Pierre Mulacek
Chief Executive Officer, President, Secretary and
Treasurer
(Principal Executive Officer)

By:	/s/ Reginald Denny
Reginald Denny
Chief Financial Officer
(Principal Financial Officer and Principal Accounting
Officer)